SECOND AMENDMENT TO CREDIT AGREEMENT SECOND AMENDMENT, dated as of December 17, 2025 (this “Agreement”), to the Credit Agreement, dated as of September 15, 2023, by and among Summit JV MR 1, LLC, a Delaware limited liability company (the “Borrower”), Summit Hospitality JV, LP, the other Guarantors from time to time party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent (as amended, modified, extended, restated, replaced, or supplemented from time to time prior to the date hereof, the “Existing Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such term in the Existing Credit Agreement as amended by this Agreement (the Existing Credit Agreement as so amended, the “Credit Agreement”). WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as herein set forth. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows: SECTION 1. Amendments to the Existing Credit Agreement. Subject to all of the terms and conditions of set forth in this Amendment: 1.1 Amended and Restated Definitions. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety as set forth below: “Daily Simple SOFR” means the rate per annum equal to SOFR determined for any day pursuant to the definition thereof. Any change in Daily Simple SOFR shall be effective from and including the date of such change without further notice. If the rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement and the other Loan Documents. “Term SOFR” means: (a) with respect to any Interest Period, the rate per annum equal to the Term SOFR Screen Rate two (2) U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto; and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate with a term of one (1) month commencing that day; provided, that if Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero, Term SOFR shall be deemed zero for purposes of the Loan Documents.

1.2 Deleted Definition. Section 1.01 of the Credit Agreement is hereby amended by deleting therefrom the definition of “SOFR Adjustment.” SECTION 2. Conditions of Effectiveness. The provisions of this Agreement shall become effective on the date (the “Second Amendment Effective Date”) that the Administrative Agent shall have received counterparts of this Agreement duly executed by the Loan Parties, the Administrative Agent and the Lenders. SECTION 3. Representations and Warranties. Each Loan Party reaffirms and restates the representations and warranties set forth in the Credit Agreement and in the other Loan Documents and all such representations and warranties shall be true and correct in all material respects (or, in the case of Section 4.01(x) of the Credit Agreement, in all respects) on the Second Amendment Effective Date, without duplication of materiality qualifiers set forth in such representations and warranties, except to the extent that such representations and warranties expressly relate to an earlier date in which case such representations and warranties are true and correct in all material respects (or, in the case of Section 4.01(x) of the Credit Agreement, in all respects) as of such earlier date, without duplication of materiality qualifiers set forth in such representations and warranties. Each Loan Party represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that: (a) it has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby; (b) no consent of any Person (including, without limitation, any of its equity holders or creditors), and no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Agreement, except such consents, actions or filings that have been duly obtained, taken, given or made and are in full force and effect; (c) this Agreement has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and the exercise of judicial discretion in accordance with general principles of equity; (d) no Default or Event of Default has occurred and is continuing; and (e) the execution, delivery and performance of this Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any Material Contract or agreement governing Indebtedness of any Loan Party or any of its Subsidiaries. SECTION 4. Affirmation of Guarantors. Each Guarantor hereby approves and consents to this Agreement and the transactions contemplated by this Agreement and agrees and affirms that its guarantee of the Obligations continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Existing Credit Agreement, as amended hereby, and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms.

SECTION 5. Costs and Expenses. The Borrower acknowledges and agrees that its payment obligations set forth in Section 9.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby (whether or not this Agreement becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Arnold & Porter Kaye Scholer LLP, counsel to the Administrative Agent. SECTION 6. Ratification. (a) Except as herein agreed, the Existing Credit Agreement, as amended by this Agreement, and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. (b) This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Existing Credit Agreement, Credit Agreement, any other Loan Document or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Existing Credit Agreement or the Credit Agreement, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Existing Credit Agreement, the Credit Agreement, any other Loan Document or any of the instruments or agreements referred to therein or any of the transactions contemplated thereby. SECTION 7. Modifications. Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto. SECTION 8. References. The Loan Parties acknowledge and agree that this Agreement constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Existing Credit Agreement as modified hereby and as the Credit Agreement may in the future be amended, restated, supplemented or modified from time to time. SECTION 9. Counterparts; Electronic Execution. Section 9.08 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof. SECTION 10. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 11. Severability. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction. SECTION 12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York. SECTION 13. Headings. Section headings in this Agreement are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement. [Signature pages immediately follow]

[Signature Page to Second Amendment to Summit MR1 2023 Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or representatives thereunto duly authorized, as of the date first above written. SUMMIT JV MR1, LLC By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary SUMMIT HOSPITALITY JV, LP By: Summit Hotel GP2, LLC, its General partner By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary

[Signature Page to Second Amendment to Summit MR1 2023 Credit Agreement] GUARANTORS: SILVERTHORNE JV BR 147, LLC, SILVERTHORNE JV BR 148, LLC, SILVERTHORNE JV 147, LLC, SILVERTHORNE JV 148, LLC, HG SAN JOSE JV BR 150, LLC, HG SAN JOSE JV 150, LLC, RI PORT RIVER JV BR 151, LLC, RI PORT RIVER JV 151, LLC, RI PORT HILLSBORO JV BR 152, LLC, RI PORT HILLSBORO JV 152, LLC, SUMMIT STEAM JV BR 154, LLC, SUMMIT STEAM JV 154, LLC, SUMMIT HOSPITALITY 052-053, LLC, SUMMIT HOSPITALITY 101, LLC, SUMMIT HOSPITALITY 129, LLC, SUMMIT HOSPITALITY 139, LLC, SUMMIT HOSPITALITY 142, LLC, SUMMIT HOSPITALITY 190, LLC, SUMMIT HOSPITALITY 191, LLC, SUMMIT HOSPITALITY 192, LLC, SUMMIT HOSPITALITY 193, LLC, SUMMIT MRl MASTER TRS, INC., SUMMIT HOTEL TRS 147-A, INC., SUMMIT HOTEL TRS 148, INC., SUMMIT HOTEL TRS 150, INC., SUMMIT HOTEL TRS 151, INC., SUMMIT HOTEL TRS 152, INC., SUMMIT HOTEL TRS 154, INC., SUMMIT HOTEL TRS 052, LLC, SUMMIT HOTEL TRS 053, LLC, SUMMIT HOTEL TRS 101, LLC, SUMMIT HOTEL TRS 129, LLC, SUMMIT HOTEL TRS 139, LLC, SUMMIT HOTEL TRS 142, LLC, SUMMIT HOTEL TRS 148, LLC, SUMMIT HOTEL TRS 150, LLC, SUMMIT HOTEL TRS 151, LLC, SUMMIT HOTEL TRS 152, LLC, SUMMIT HOTEL TRS 154, LLC, SUMMIT HOTEL TRS 190, LLC, SUMMIT HOTEL TRS 191, LLC, SUMMIT HOTEL TRS 192, LLC, SUMMIT HOTEL TRS 193, LLC, SUMMIT JV TRS 52-53, INC., SUMMIT JV TRS 101, INC.,

[Signature Page to Second Amendment to Summit MR1 2023 Credit Agreement] SUMMIT JV TRS 129, INC., SUMMIT JV TRS 139, INC., SUMMIT JV TRS 142, INC., SUMMIT JV BR 52-53, LLC, SUMMIT JV BR 101, LLC, SUMMIT JV BR 129, LLC, SUMMIT JV BR 139, LLC, SUMMIT JV BR 142, LLC, SUMMIT JV BR 191, LLC, SUMMIT JV BR 192, LLC, and SUMMIT JV BR 193, LLC By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary

[Signature Page to Second Amendment to Summit MR1 2023 Credit Agreement] BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Priscilla Ruffin Name: Priscilla Ruffin Title: AVP

[Signature Page to Second Amendment to Summit MR1 2023 Credit Agreement] BANK OF AMERICA, N.A., as a Lender By: /s/ Suzanne E. Pickett Name: Suzanne E. Pickett Title: Senior Vice President

[Signature Page to Second Amendment to Summit MR1 2023 Credit Agreement] CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender By: /s/ Melissa DeVito Name: Melissa DeVito Title: Authorized Signatory

[Signature Page to Second Amendment to Summit MR1 2023 Credit Agreement] WELLS FARGO BANK, N.A., as a Lender By: /s/ Joshua G. Sweet Name: Joshua G. Sweet Title: Director

[Signature Page to Second Amendment to Summit MR1 2023 Credit Agreement] JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Catherine Julian Name: Catherine Julian Title: Authorized Signatory